Exhibit 10.1

CONTRIBUTION AGREEMENT

This CONTRIBUTION AGREEMENT (the “Agreement”) is dated as of November 17, 2008 by and among RIDGEWOOD OLINDA, LLC, a Delaware limited liability company (“Olinda”), RIDGEWOOD ELECTRIC POWER TRUST III, a Delaware business trust (“Trust III”), RIDGEWOOD ELECTRIC POWER TRUST IV, a Delaware business trust (“Trust IV”), RIDGEWOOD POWER B FUND/PROVIDENCE EXPANSION, a Delaware business trust (“B Fund” and together with Olinda, Trust III and Trust IV, the “Contributing Parties”), RIDGEWOOD PROVIDENCE POWER CORPORATION, a Delaware corporation (“RPPC”), RHODE ISLAND GAS MANAGEMENT LLC, a Delaware limited liability company (“RIGM”), RIDGEWOOD MANAGEMENT CORPORATION, a Delaware corporation (“RMC”), RHODE ISLAND LFG GENCO, LLC, a Delaware limited liability company (“RILG”), and RIDGEWOOD RENEWABLE POWER LLC, a Delaware limited liability company, as managing shareholder of Trust III, Trust IV and B Fund (the “Managing Shareholder”).  Olinda, Trust III, Trust IV, B Fund, RPPC, RIGM, RMC, RILG and the Managing Shareholder may be referred to herein collectively as the “Parties” and individually as a “Party.”

WHEREAS, Trust III owns 35.33% of the limited partnership interest, Trust IV owns 63.67% of the limited partnership interest and RPPC owns 1% of the general partnership interest (collectively, the “RPPP Interests”) in Ridgewood Providence Power Partners, L.P., a Delaware limited partnership (“RPPP”), which owns an electric generating facility at the Central Landfill in Johnston, Rhode Island (the “Landfill”);

WHEREAS, Trust III owns 35.7% of the stock and Trust IV owns 64.3% of the stock in RPPC (the “RPPC Interests”);

WHEREAS, Olinda owns 15% of the membership interest and B Fund owns 85% of the membership interest (collectively, the “RRIG Interests”) in Ridgewood Rhode Island Generation LLC, a Delaware limited liability company (“RRIG”), which owns an electric generating facility at the Landfill;

WHEREAS, Trust III owns 35.7% of the membership interest and Trust IV owns 64.3% of the membership interest in RIGM (the “RIGM Interests” and collectively with the RPPP Interests, RPPC Interests and RRIG Interests, the “Interests”), and RIGM owns 100% of the membership interests in Ridgewood Gas Services LLC (“RGS”) which collects, meters and delivers all landfill gas collected in the gas collection systems at the Landfill; and

WHEREAS, in order to facilitate the potential development of new and additional uses of the landfill gas at the Landfill (including the potential development of new electric generating facilities at the Landfill), the Parties wish to consolidate the ownership of the Interests in RILG; and

WHEREAS, in order to effect that consolidation of the Interests in RILG, Olinda, Trust III, Trust IV and B Fund, each wish to contribute their Interests to RILG in exchange for an allocable membership interest in RILG;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

1.           Contribution of Interests.

(a)           Trust III and Trust IV, pursuant to the Transfer and Assignment of Interests attached hereto as Exhibit B and the Stock Powers attached hereto as Exhibit C, shall transfer, convey and assign to RILG each of Trust III's and Trust IV’s right, title and interest, however evidenced or possessed, in and to their respective RPPP Interests, RPPC Interests and RIGM Interests, including without limitation all of their rights in, to and under the Amended and Restated Agreement of Limited Partnership of Ridgewood Providence Power Partners, L.P., dated as of April 1, 1996 (the “Limited Partnership Agreement”) and the Limited Liability Company Agreement of Rhode Island Gas Management LLC dated as of March 4, 2002 (the “RIGM LLC Agreement”), in exchange for the membership and economic interests in RILG  in Exhibit A.

(b)           Olinda and B Fund, pursuant to the Transfer and Assignment of Interests attached hereto as Exhibit D, shall transfer, convey and assign to RILG each of Olinda's and B Fund’s right, title and interest, however evidenced or possessed, in and to their respective RRIG Interests, including without limitation all of their rights in, to and under the Amended and Restated Limited Liability Company Agreement of Ridgewood Rhode Island Generation LLC dated as of January 1, 2005 (the “RRIG LLC Agreement”), in exchange for the membership and economic interests in RILG in Exhibit A.

2.           Assumption.

(a)           RILG, pursuant to the Transfer and Assignment of Interests attached hereto as Exhibit B, shall acknowledge and accept the contribution of the RPPP Interests and RIGM Interests and shall assume all Trust III’s and Trust IV’s obligations and liabilities arising from or related to the RPPP Interests and RIGM Interests arising or accruing from and after the date hereof, including without limitation those obligations and liabilities arising under the Limited Partnership Agreement and the RIGM LLC Agreement, and will become the sole limited partner of RPPP and the sole member of RIGM.

(b)           RILG, pursuant to the Stock Powers attached hereto as Exhibit C, shall acknowledge and accept the contribution of the RPPC Interests and shall assume all Trust III’s and Trust IV’s obligations and liabilities arising from or related to the RPPC Interests arising or accruing from and after the Effective Date, and will become the sole shareholder of RPPC.

(c)           RILG, pursuant to the Transfer and Assignment of Interests attached hereto as Exhibit C, shall acknowledge and accept the contribution of the RRIG Interests, and shall assume all Olinda’s and B Fund’s obligations and liabilities arising from or related to the RRIG Interests arising or accruing from and after the date hereof, including without limitation those obligations and liabilities arising under the RRIG LLC Agreement, and will become the sole member of RRIG.

3.           Amendments.

(a)           RILG agrees that Exhibit A in each of the RRIG LLC Agreement and the Limited Partnership Agreement shall be amended as of the date hereof to reflect the transfer of the RRIG Interests and the RPPP Interests from Olinda, Trust III, Trust IV and B Fund to RILG.

(b)            RILG agrees that Exhibit A of the Limited Liability Company Agreement of Ridgewood Gas Services LLC dated as of June 18, 2001 shall be amended, effective as of the merger of RIGM with and into RILG, as described in Section 5 herein, to reflect the merger of RIGM with and into RILG and the transfer of RIGM’s membership interests in RGS to RILG.

4.          Waiver.

(a)           Each of Trust III, Trust IV and RPPC agrees to waive Sections 9 and 18 of the Amended and Restated Agreement of Limited Partnership of Ridgewood Providence Power Partners, L.P., dated as of April 1, 1996 and each of Trust III and Trust IV shall be permitted to transfer their RPPP Interests to RILG, pursuant to the Transfer and Assignment of Interests attached hereto as Exhibit B, without such transfer resulting in the dissolution of RPPP.

(b)           Each of Trust III, Trust IV and RMC agrees to waive Sections 8.01 and 8.05 of the Limited Liability Company Agreement of Rhode Island Gas Management LLC dated as of March 4, 2002 in order to permit the transfer and assumption of the RIGM Interests pursuant to the Transfer and Assignment of Interests attached hereto as Exhibit B.

5.           Merger of RIGM.  RIGM shall merge with and into RILG on or promptly after the transfer of the RIGM Interests to RILG, and all of RIGM’s membership interests in RGS, its wholly-owned subsidiary, shall be transferred to RILG in accordance with the Agreement and Plan of Merger attached hereto as Exhibit E.

6.           Addition of New Members and Partners.

(a)           Each of the Parties agrees, to the extent required, to the addition of RILG as a Member or Limited Partner, as appropriate, in RPPP, RRIG, RIGM and, upon the merger of RIGM into RILG, RGS.

(b)           RMC, as Manager of RIGM, hereby agrees that RILG has satisfied all conditions of its admission pursuant to Sections 2.02 and 8.02 of the RIGM LLC Agreement.

7.           Allocation of Expenses.

(a)           The Parties agree that all expenses incurred, and any expenses previously paid, by any of them or by the Managing Shareholder related to the transactions described in this Agreement, including but not limited to investment banking fees, expert and advisor fees, accountants’ fees, legal fees and shareholder solicitation expenses, shall be allocated to and paid or reimbursed by the Contributing Parties according to the percentages set forth in Exhibit A.

(b)           The Managing Shareholder is hereby authorized to allocate among the Contributing Parties such other obligations related to the transactions described in this Agreement as shall be necessary or appropriate in its sole discretion but in good faith.  The Managing Shareholder’s determination shall be binding on the Parties in the absence of manifest error.  The Managing Shareholder shall allocate such obligations among the Contributing Parties according to the percentages set forth in Exhibit A unless the Managing Shareholder determines the facts and circumstances dictate otherwise in its reasonable determination.

8.           Entire Agreement.  This Agreement and the Exhibits attached hereto set forth the entire understanding of the Parties and supersede any and all prior agreements, arrangements, and understandings relating to the subject matter hereof.  No representation, promise, inducement, or statement of intent has been made by any party which is not embodied in this Agreement or the Exhibits attached hereto, and no party shall be bound by or liable for any alleged representation, promise, inducement, or statement of intention not embodied herein.

9.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, without regard to its conflict of law principles.

10.         Further Assurances.  At any time and from time to time after the date hereof, at the reasonable request of a Party, the other Parties shall execute and deliver such agreements, certificates, undertakings, documents and instruments, to make such filings and registrations and to take such further action as the Parties reasonably deem useful or required to accomplish the purposes of this Agreement.

11.         Miscellaneous.  This Agreement shall not be amended or modified except by a writing signed by all parties hereto.  It may be executed in one or more counterpart copies, each of which shall be deemed an original, but all of which shall constitute the same instrument.  Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed on their behalf as of the date first set forth above.

RIDGEWOOD OLINDA, LLC		RIDGEWOOD ELECTRIC POWER TRUST III
By:	Ridgewood Management Corporation, its Manager	By: Ridgewood Renewable Power LLC

By:	/s/ Randall D. Holmes	By:	/s/ Randall D. Holmes
Name:	Randall D. Holmes	Name:	Randall D. Holmes
Title:	President and Chief Executive Officer	Title:	President and Chief Executive Officer

RIDGEWOOD ELECTRIC POWER TRUST IV		RIDGEWOOD POWER B FUND/PROVIDENCE EXPANSION
By: Ridgewood Renewable Power LLC		By: Ridgewood Renewable Power LLC

By:	/s/ Randall D. Holmes	By:	/s/ Randall D. Holmes
Name:	Randall D. Holmes	Name:	Randall D. Holmes
Title:	President and Chief Executive Officer	Title:	President and Chief Executive Officer

RIDGEWOOD PROVIDENCE POWER CORPORATION		RHODE ISLAND LFG GENCO, LLC
By: Ridgewood Renewable Power LLC

By:	/s/ Randall D. Holmes	By:	/s/ Randall D. Holmes
Name:	Randall D. Holmes	Name:	Randall D. Holmes
Title:	President and Chief Executive Officer	Title:	President and Chief Executive Officer

RIDGEWOOD MANAGEMENT CORPORATION		RHODE ISLAND GAS MANAGEMENT LLC
		By:	Ridgewood Management Corporation, its Manager
By:	/s/ Randall D. Holmes
Name:	Randall D. Holmes	By:	/s/ Randall D. Holmes
Title:	President and Chief Executive Officer	Name:	Randall D. Holmes
		Title:	President and Chief Executive Officer

RIDGEWOOD RENEWABLE POWER LLC,
solely in its capacity as Managing Shareholder

By:	/s/ Randall D. Holmes
Name:	Randall D. Holmes
Title:	President and Chief Executive Officer

EXHIBIT A

  RILG INTERESTS

Member	Percent of Membership Interests and Economic Interests in RILG
Olinda	6.7800%
Trust III	19.5636%
Trust IV	35.2364%
B Fund	38.4200%

EXHIBIT B

TRANSFER AND ASSIGNMENT OF INTERESTS

THIS TRANSFER AND ASSIGNMENT OF INTERESTS (this “Assignment”) is made as of November 17, 2008, by and among Ridgewood Electric Power Trust III, a Delaware business trust (“Trust III”), Ridgewood Electric Power Trust IV, a Delaware business trust (“Trust IV”) and Rhode Island LFG Genco, LLC, a Delaware limited liability company (“RILG”).  Trust III, Trust IV and RILG may be referred to herein as the “Parties” and individually as a “Party.”  Capitalized terms used but not defined in this Assignment shall have the meanings ascribed to such terms in the Contribution Agreement, dated as of November 17, 2008 (the “Agreement”), by and among Trust III, Trust IV and RILG among others.

RECITALS

WHEREAS, pursuant to the Agreement, Trust III and Trust IV have agreed to transfer, convey and assign their respective RPPP Interests and RIGM Interests to RILG and RILG has agreed to accept the contribution of such Interests from Trust III and Trust IV, all as more fully described in the Agreement; and

WHEREAS, pursuant to the Agreement, the Parties have agreed to enter into this Assignment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.           Trust III and Trust IV hereby transfer, convey and assign to RILG each of Trust III’s and Trust IV’s right, title and interest, however evidenced or possessed, in and to the RPPP Interests and the RIGM Interests, including without limitation all of their rights, title and interest in, to and under the Amended and Restated Agreement of Limited Partnership of Ridgewood Providence Power Partners, L.P., dated as of April 1, 1996 (the “Limited Partnership Agreement”) and the Limited Liability Company Agreement of Rhode Island Gas Management LLC dated as of March 4, 2002 (the “RIGM LLC Agreement”), in exchange for the membership and economic interests in RILG as set forth in Exhibit A of the Agreement.

2.           RILG acknowledges and accepts the contribution of the Interests and does hereby assume all of Trust III’s and Trust IV’s obligations and liabilities arising from or related to the Interests arising or accruing from and after the date hereof, including without limitation those obligations and liabilities arising under the Limited Partnership Agreement and the RIGM LLC Agreement, and RILG agrees to become the sole limited partner of RPPP and the sole member of RIGM.

3.           This Assignment shall be governed by the laws of the State of Delaware, without regard to its conflict of law principles.

4.           This Assignment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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    IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Assignment as of the day and year first written above.

RIDGEWOOD ELECTRIC POWER TRUST III		RIDGEWOOD ELECTRIC POWER TRUST IV
By:	Ridgewood Renewable Power LLC	By:	Ridgewood Renewable Power LLC

By:		By:
	Randall D. Holmes	Name:	Randall D. Holmes
	President and Chief Executive Officer	Title:	President and Chief Executive Officer

RHODE ISLAND LFG GENCO, LLC
By:	Ridgewood Renewable Power LLC

By:
Randall D. Holmes
President and Chief Executive Officer

EXHIBIT C-1

STOCK POWER

FOR VALUE RECEIVED, Ridgewood Electric Power Trust III hereby sells, assigns and transfers unto Rhode Island LFG Genco, LLC, 356.86 shares of the common stock without par value of Ridgewood Providence Power Corporation (the “Corporation”) standing in its name of said Corporation represented by Certificate No. 5, and does hereby irrevocably constitute and appoint Rhode Island LFG Genco, LLC attorney-in-fact to transfer the said stock on the books of said Corporation with full power of substitution in the premises.

Dated: November 17, 2008

RIDGEWOOD ELECTRIC POWER TRUST III

By: Ridgewood Renewable Power LLC

By:
	Name:	Randall D. Holmes
	Title:	President and Chief Executive Officer

In the presence of:

EXHIBIT C-2

STOCK POWER

FOR VALUE RECEIVED, Ridgewood Electric Power Trust IV hereby sells, assigns and transfers unto Rhode Island LFG Genco, LLC, 643.14 shares of the common stock without par value of Ridgewood Providence Power Corporation (the “Corporation”) standing in its name of said Corporation represented by Certificate No. 3, and does hereby irrevocably constitute and appoint Rhode Island LFG Genco, LLC attorney-in-fact to transfer the said stock on the books of said Corporation with full power of substitution in the premises.

Dated: November 17, 2008

RIDGEWOOD ELECTRIC POWER TRUST IV

By: Ridgewood Renewable Power LLC

By:
	Name:	Randall D. Holmes
	Title:	President and Chief Executive Officer

In the presence of:

EXHIBIT D

TRANSFER AND ASSIGNMENT OF INTERESTS

THIS TRANSFER AND ASSIGNMENT OF INTERESTS (this “Assignment”) is made as of November 17, 2008, by and among Ridgewood Olinda LLC, a Delaware limited liability company (“Olinda”), Ridgewood Power B Fund/Providence Expansion, a Delaware business trust (“B Fund”) and Rhode Island LFG Genco, LLC, a Delaware limited liability company (“RILG”).  Olinda, B Fund and RILG may be referred to herein as the “Parties” and individually as a “Party.”  Capitalized terms used but not defined in this Assignment shall have the meanings ascribed to such terms in the Contribution Agreement, dated as of November 17, 2008 (the “Agreement”), by and among Olinda, B Fund and RILG among others.

RECITALS

WHEREAS, pursuant to the Agreement, Olinda and B Fund have agreed to transfer, convey and assign their respective RRIG Interests to RILG and RILG has agreed to accept the contribution of such RRIG Interests from Olinda and B Fund, all as more fully described in the Agreement; and

WHEREAS, pursuant to the Agreement, the Parties have agreed to enter into this Assignment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.           Olinda and B Fund hereby transfer, convey and assign to RILG each of Olinda’s and B Fund’s right, title and interest, however evidenced or possessed, in and to the RRIG Interests, including without limitation all of their rights, title and interest in, to and under the Amended and Restated Limited Liability Company Agreement of Ridgewood Rhode Island Generation LLC, dated as of January 1, 2005 (the “RRIG LLC Agreement”), in exchange for the membership and economic interests in RILG as set forth in Exhibit A of the Agreement.

2.           RILG acknowledges and accepts the contribution of the RRIG Interests and does hereby assume all of Olinda’s and B Fund’s obligations and liabilities arising from or related to the RRIG Interests arising or accruing from and after the date hereof, including without limitation those obligations and liabilities arising under the RRIG LLC Agreement, and RILG agrees to become the sole member of RRIG.

3.           This Assignment shall be governed by the laws of the State of Delaware, without regard to its conflict of law principles.

4.           This Assignment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Assignment as of the day and year first written above.

RIDGEWOOD OLINDA, LLC		RIDGEWOOD POWER B FUND/PROVIDENCE EXPANSION
By:	Ridgewood Management Corporation, its Manager	By:	Ridgewood Renewable Power LLC

By:		By:
	Randall D. Holmes	Name:	Randall D. Holmes
	President and Chief Executive Officer	Title:	President and Chief Executive Officer

RHODE ISLAND LFG GENCO, LLC
By:	Ridgewood Renewable Power LLC

By:
Randall D. Holmes
President and Chief Executive Officer

EXHIBIT E

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of November 17, 2008, by and between Rhode Island LFG Genco, LLC, a Delaware limited liability company (“RILG”), and Rhode Island Gas Management LLC, a Delaware limited liability company (“RIGM”) (RILG and RIGM  are sometimes referred to collectively as the “Constituent Companies”).

W I T N E S S E T H :

WHEREAS, RILG and RIGM are duly organized and existing under the laws of the State of Delaware; and

WHEREAS, the Members of RILG and the sole Member of RIGM deem it desirable that RIGM be merged with and into RILG and that RILG be the surviving company, on the terms and conditions herein provided; and

WHEREAS, the Members of RILG and the sole Member of RIGM have approved this Agreement.

NOW, THEREFORE, in consideration of the recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound agree as follows:

Section 1
Terms and Conditions

1.1           On the Effective Date (as hereinafter defined), RIGM shall be merged with and into RILG (the “Merger”), and the separate existence of RIGM shall thereupon cease in accordance with the applicable provisions of the Delaware Limited Liability Company Act (the “Delaware LLC Act”).  RILG shall be the surviving company of the Merger (the “Surviving Company”) and will continue to be governed by the laws of the State of Delaware, and the separate existence of RILG and all of its rights, privileges, immunities, powers and franchises will continue unaffected by the Merger.  The Merger will have the effects specified in the Delaware LLC Act.

1.2           On the Effective Date:

(a)           All of the membership interests of RIGM issued and outstanding immediately prior to the Effective Date shall be canceled and retired, without any conversion thereof and no payment or distribution shall be made with respect thereto.

(b)           The Surviving Company shall acquire all of the assets and assume all of the liabilities and obligations of RIGM, and the Surviving Company shall thereafter possess all of the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of each of the Constituent Companies, and all property belonging to each of the Constituent Companies shall be vested in the Surviving Company without further act or deed, and all debts, liabilities and duties of the respective Constituent Companies shall thenceforth attach to the Surviving Company by operation of law, all in the manner and to the fullest extent provided by the Delaware LLC Act.

(c)           The Members of RILG shall, on and after the Effective Date, be the Members of the Surviving Company until their respective successors are duly elected or appointed and qualified in the manner provided in the Limited Liability Company Agreement of the Surviving Company or as may be otherwise provided by law.

Section 2
Representations and Warranties

2.1           RILG represents and warrants to RIGM as of the date hereof and as of the Effective Date as follows:

(a)           Existence and Power.  RILG (a) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and (b) has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

(b)           Authorization; Binding Effect.  The execution and delivery by RILG of this Agreement, the performance by RILG of its obligations under this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary member action on the part of RILG.

(c)           Interests.  All of the outstanding membership interests of RILG are owned, beneficially and of record, by Ridgewood Olinda, LLC, Ridgewood Electric Power Trust III, Ridgewood Electric Power Trust IV and Ridgewood Power B Fund/Providence Expansion.  Each Member has authorized the merger of RIGM into RILG.

2.2           RIGM hereby represents and warrants to RILG as of the date hereof and as of the Effective Date as follows:

(a)           Existence and Power.  RIGM (a) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and (b) has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform its obligations under this Agreement.

(b)           Authorization; Binding Effect.  The execution and delivery by RIGM of this Agreement, the performance by RIGM of its obligations under this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary member action on the part of RIGM.

(c)           Interests.  All of the outstanding membership interests of RIGM are owned, beneficially and of record, by RILG.  Such member has authorized the merger of RIGM into RILG.

Section 3
Effective Date

3.1           If this Agreement is not terminated as contemplated by Section 6.2 hereof, a certificate of merger, executed in accordance with the laws of the State of Delaware, shall be filed with the Secretary of State of the State of Delaware as provided in Section 18-209 of the Delaware LLC Act (the “Delaware Certificate of Merger”).

3.2           The Merger shall become effective in the State of Delaware as of 11:59 p.m., Eastern Daylight Time, on November 17, 2008 (such time and date being herein referred to as the “Effective Date”).

Section 4
Covenants and Agreements

Each of the Constituent Companies covenants and agrees that it shall cause to be executed, filed and recorded any other document or documents prescribed by the laws of the State of Delaware, and that each Constituent Company shall cause to be performed all necessary acts therein and elsewhere, to effectuate the Merger.

Section 5
Limited Liability Company Agreement

5.1           The Limited Liability Company Agreement of RILG in the form attached hereto as Exhibit A shall be the Amended and Restated Limited Liability Company Agreement of the Surviving Company, until amended in accordance with the provisions thereof and of applicable law.

Section 6
Amendment and Termination

6.1           At any time prior to the filing of the Delaware Certificate of Merger with the Secretary of State of the State of Delaware, this Agreement may be amended by the Constituent Companies by a signed written instrument approved by the Members of RILG and the sole Member of RIGM.

6.2           At any time prior to the filing of the Delaware Certificate of Merger with the Secretary of State of the State of Delaware, this Agreement may be terminated and abandoned by the Constituent Companies by a signed written instrument approved by the Member of RILG and the sole Member of RIGM.

Section 7
Miscellaneous

7.1           Notices.  All notices, requests, demands and other communications to any party or given under this Agreement shall be in writing and delivered personally, by overnight delivery or courier, by certified mail, return receipt requested to the parties as follows:

Rhode Island LFG Genco, LLC
c/o Ridgewood Renewable Power LLC, Manager
947 Linwood Avenue
Ridgewood, New Jersey 07450
Attn: General Counsel

All notices, requests, demands and other communications will be deemed delivered when actually received.

7.2           Amendment of Agreement.  This Agreement may not be amended, modified or waived except in accordance with Section 6.1.

7.3           Governing Law.  This Agreement will be governed by, and construed in accordance with the laws of, and the decisions of the courts of, the State of Delaware, applicable to contracts executed in and to be performed entirely within that state, without reference to conflicts of laws provisions.

7.4           Further Assurances.  In order to carry out more effectively the purposes of this Agreement, promptly upon the reasonable request by RILG or RIGM, the parties hereto shall (a) correct any defect or error that may be discovered in this Agreement or in the execution, delivery, acknowledgment or recordation of this Agreement, and (b) execute, acknowledge, deliver, record, file and register, any and all such further acts, conveyances, assignments, financing statements and continuations, notices of assignment, transfers, certificates, assurances and other instruments, in each case, as such requesting party may require from time to time.

[Signature Page Follows.]

IN WITNESS WHEREOF, RILG and RIGM have each caused this Agreement to be executed by its duly authorized representative, all as of the date first written above.

RHODE ISLAND LFG GENCO, LLC
By:	Ridgewood Renewable Power LLC, its Manager

By:
Randall D. Holmes
President and Chief Executive Officer

RHODE ISLAND GAS MANAGEMENT LLC
By:	Ridgewood Management Corporation, its Manager

By:
Randall D. Holmes
President and Chief Executive Officer

Signature Page to Agreement and Plan of Merger

EXHIBIT A

Amended and Restated Limited Liability Company Agreement

Attached as Exhibit 10.2 in this Current Report